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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




                             JENKON INTERNATIONAL, INC.
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                (Exact name of registrant as specified in its charter)


            Delaware                          91-1890338
    -----------------------               -----------------------
    (State of incorporation               (I.R.S. Employer
     or organization)                      Identification Number)


  7600 N.E. 41st Street, Suite 350  Vancouver, Washington 98622
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       (Address of principal executive offices)        (Zip Code)



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

       Title of each class                Name of each exchange on which
       to be so registered                each class is to be registered

               None                      ------------------------------

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     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-56023 (if applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                       Common Stock, par value $.001 per share
                                  (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
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     This Registration Statement relates to the Common Stock, $.001 par value, of Jenkon International, Inc. ("Registrant"). A description of such common stock will be contained under the heading "Description of Securities" in the Form 424(b) Prospectus of the Form SB-2 Registration Statement filed with the Securities and Exchange Commission (Registration No. 333-56023), which Prospectus shall be deemed to be incorporated by reference into this Registration Statement.

ITEM 2.  EXHIBITS
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     1.1  Specimen Common Stock Certificate of Registrant (Incorporated by
          reference herein from Exhibit 4.1 to Form SB-2 Registration Statement No. 333-56023)

     2.1 Amended Articles of Incorporation of Registrant (Incorporated by reference herein from Exhibit 3.1 to Form SB-2 Registration Statement No. 333-56023).

     2.2  Bylaws of Registrant (Incorporated by reference herein from Exhibit
          3.2 to Form Registration No. 333-56023).










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                                      SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                              JENKON INTERNATIONAL, INC.




Date: June 29, 1998           By    /s/ David Edwards
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                                David Edwards, President















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